Exhibit 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of December 1, 2006 (the "Agreement"), between CWCapital Mortgage Securities I LLC ("CWCapital Securities I"), CWCapital Mortgage Securities III LLC ("CWCapital Securities III" and, together with CWCapital Securities I, their successors and permitted assigns hereunder, collectively, the "Seller"), CWCapital LLC, as an additional party with respect to the mortgage loans identified on the schedule annexed hereto as Exhibit A ("CWCapital" and, together with CWCapital Mortgage Securities I LLC and CWCapital Mortgage Securities III LLC, the "CWCapital Parties") and CWCapital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans, as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule") and the two Loan REMIC Loans together with their related Loan REMIC Interest and the Loan REMIC Residual Interest (collectively, the "Mortgage Loans").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the CWCapital Commercial Funding Corp., Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of December 7, 2006, with Wachovia Capital Markets, LLC ("Wachovia Securities"), Citigroup Global Markets Inc. ("CGMI") and Deutsche Bank Securities Inc. ("DBS" and, together with Wachovia Securities and CGMI, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of December 7, 2006, with Wachovia Securities, CGMI and DBS (collectively, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated December 7, 2006.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $760,838,027 (the "CWCapital Mortgage Loan Balance") as of the close of business on, with respect to each Mortgage Loan, its Due Date in December 2006 (each such date, the applicable "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of (i) a cash amount equal to 104.46502% of the CWCapital Mortgage Loan Balance, plus (ii) $2,541,251, which amount represents the amount of interest accrued on the CWCapital Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date but does not include any deduction for any fees and/or expenses incurred in connection with this transaction. The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.


            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA. If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the reasonable out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans and (iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and
(y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, information necessary for the Master Servicer to produce the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) each of the CWCapital Parties hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) CWCapital LLC, CWCapital Mortgage Securities I LLC and CWCapital Mortgage Securities III LLC are each a limited liability company duly organized, validly existing and in good standing under the laws of the State of Massachusetts, are duly qualified as foreign organizations in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement, except where the failure to be so qualified would not have a material adverse effect on their ability to perform their obligations hereunder, and possess all requisite authority and power to carry on their business as currently conducted by it and to execute, deliver and comply with their obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by each of the CWCapital Parties and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of each of the CWCapital Parties, enforceable against each of the CWCapital Parties in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by each of the CWCapital Parties' and the CWCapital Parties' performance and compliance with the terms of this Agreement will not (A) violate each of the CWCapital Parties' organizational documents, (B) violate any law or regulation or any administrative decree or order to which the CWCapital Parties are subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the CWCapital Parties are a party or by which the CWCapital Parties are bound.

            (iv) Each of the CWCapital Parties are not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the CWCapital Parties' reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the CWCapital Parties or their properties or have consequences that would, in each of the CWCapital Parties' reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) Each of the CWCapital Parties' are not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the CWCapital Parties' reasonable and good faith judgment, materially and adversely affect the ability of each of the CWCapital Parties to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the CWCapital Parties or the performance by the CWCapital Parties of their obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by each of the CWCapital Parties of or compliance by the CWCapital Parties' with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the CWCapital Parties' knowledge, threatened against any of the CWCapital Parties that would, in the CWCapital Parties' good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the CWCapital Parties of their obligations under this Agreement.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The CWCapital Parties hereby make, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the CWCapital Parties as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the CWCapital Parties, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            (vi) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or requires or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree or any court or governmental authority having jurisdiction over the Purchaser or its assets.

            SECTION 5. Notice of Breach; Cure; Repurchase; Covenant of the
Seller.

            (a) If any of the CWCapital Parties discovers or receives notice in accordance with Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to
Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property) unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the Initial Resolution Period, then a Specially Serviced Mortgage Loan and a Servicing Tranfer Event has occurred as a result of a monetary default or as described in clause (e), clause (f) or clause (g) of the definition of "Specially Serviced Mortgage Loan" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to Seller by the Trustee pursuant to
Section 2.02 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect; and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment,
(e) the absence from the Mortgage File of a copy of the ground lease with respect to any leasehold mortgages or (f) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All reasonable costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect, provided that for purposes of the remedies set forth in this Section 5, the sole recourse with respect Mortgage Loans shall be against CWCapital.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 38 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear reasonable costs and expenses associated with a defeasance, as set forth in paragraph 38 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (i) In connection with the repurchase of the 350 Long Beach Mortgage Loan or The Shoppes on Shugart Shopping Center Mortgage Loan, as applicable and, as contemplated by Section 2.03 of the Pooling and Servicing Agreement, the Seller shall be deemed to repurchase the related Loan REMIC Interests, and the Trustee shall have no further responsibility for administering such Loan REMIC pursuant to the Pooling and Servicing Agreement.

            SECTION 5A. Early Defeasance and the Repurchase of The Shoppes on Shugart Shopping Center Mortgage Loan.

            (a) If the Servicer or the Special Servicer receives notice from the Borrower with respect to The Shoppes on Shugart Shopping Center Mortgage Loan that such Borrower intends to defease The Shoppes on Shugart Shopping Center Mortgage Loan on or before the second anniversary of the Startup Day, the Servicer or the Special Servicer shall promptly notify the Trustee and the Seller of such Borrower's intention, and the Seller shall repurchase The Shoppes on Shugart Shopping Center Mortgage Loan at the applicable Repurchase Price on a Due Date, but in no event later than one Business Day prior to the date scheduled for such defeasance unless the Borrower has withdrawn its notice or requested postponement. In addition, the Seller, in this circumstance, acknowledges and agrees to remit The Shoppes on Shugart Shopping Center Yield Maintenance Amount (as defined below) to the Trustee to distribute to the Class IO Certificateholders the amounts to which they are entitled in accordance with the Pooling and Servicing Agreement.

            (b) In the event that the Seller fails to purchase The Shoppes on Shugart Shopping Center Mortgage Loan in connection with an election of the related Borrower to defease such Mortgage Loan as required hereunder, the Seller shall (i) indemnify the Trust for any amount by which the Repurchase Price plus The Shoppes on Shugart Shopping Center Yield Maintenance Amount exceeds the proceeds received by the Trust with respect to a sale and liquidation of The Shoppes on Shugart Shopping Center Mortgage Loan and (ii) upon a sale by the Special Servicer of The Shoppes on Shugart Shopping Center Mortgage Loan from the Trust Fund in order to effect a "qualified liquidation" of the Loan REMIC related to The Shoppes on Shugart Shopping Center Mortgage Loan in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Seller shall pay the Special Servicer a Liquidation Fee (calculated on the amount received by the Special Servicer in connection with such liquidation) with respect to such liquidation together with any actual costs and expenses (including reasonable attorneys' fees) incurred by the Special Servicer in connection with (1) effecting such liquidation and (2) enforcement of its right to payment from the Seller of such Liquidation Fee.

            For purposes of this Agreement, "The Shoppes on Shugart Shopping Center Yield Maintenance Amount" shall means an amount equal to the greater of
(i) a specified percentage of the principal amount being repurchased or (ii) the present value, as of the repurchase date, of the remaining scheduled payments of principal and interest from the repurchase date through the maturity date (including any balloon payment) determined by discounting such payments at the Discount Rate, less the amount of principal being prepaid. The term "Discount Rate" in connection with The Shoppes on Shugart Shopping Center Mortgage Loan means the rate, which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually, and the term "Treasury Rate" in connection with The Shoppes on Shugart Shopping Center Mortgage Loan means the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates ("Release H.15") under the heading U.S. Government Securities/ Treasury Constant Maturities for the week ending prior to the repurchase date of Securities/Treasury Constant Maturities for the week ending prior to the repurchase date of U.S. Treasury Constant Maturities with maturity dates (one longer and one shorter) most nearly approximating the maturity date of the Mortgage Loan. In the event Release H.15 is no longer published, the lender will select a comparable publication to determine the Treasury Rate.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the CWCapital Parties set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the CWCapital Parties shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the CWCapital Parties;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of CWCapital, executed by a duly authorized officer of CWCapital and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that CWCapital has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of CWCapital, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of CWCapital, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of CWCapital, true and correct copies of (i) the resolutions of the board of directors authorizing CWCapital's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of CWCapital, and
(iii) certificates of good standing of CWCapital Mortgage Securities I and CWCapital Mortgage Securities III issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to CWCapital, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to CWCapital, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of CWCapital, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to CWCapital or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to CWCapital or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the CWCapital Parties submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the CWCapital Parties under this Agreement shall not be assigned by the CWCapital Parties without the prior written consent of the Purchaser, except that any person into which one of the CWCapital Parties may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which one of the CWCapital Parties is a party, or any person succeeding to all or substantially all of the business of the CWCapital Parties, shall be the successor one of the CWCapital Parties hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the CWCapital Parties, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The CWCapital Parties' obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the CWCapital Parties have consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        ADDITIONAL PARTY

                                        CWCapital LLC

                                        By: /s/ Paul A. Sherrington
                                           -------------------------------------
                                        Name:   Paul A. Sherrington
                                        Title:  Senior Vice President
                                                Assistant General Counsel

                                        SELLER

                                        CWCapital Mortgage Securities I LLC

                                        By: /s/ Paul A. Sherrington
                                           -------------------------------------
                                        Name:   Paul A. Sherrington
                                        Title:  Senior Vice President
                                                Assistant General Counsel

                                        CWCapital Mortgage Securities III LLC

                                        By: /s/ Paul A. Sherrington
                                           -------------------------------------
                                        Name:   Paul A. Sherrington
                                        Title:  Senior Vice President
                                                Assistant General Counsel

                                        PURCHASER

                                        CWCAPITAL COMMERCIAL FUNDING CORP.

                                        By: /s/ Robert Restrick
                                           -------------------------------------
                                        Name:   Robert Restrick
                                        Title:  Senior Vice President

                                   SCHEDULE A

                                     Notices

Additional Party:

Address for Notices:

1540 Broadway
23rd Floor
New York, NY 10036
Attention: Paul A. Sherrington

Seller:

1540 Broadway
23rd Floor
New York, NY 10036
Attention: Paul A. Sherrington

Purchaser:

One Charles River Place
63 Kendrick Street
Needham, MA 02494
Attention: Craig Lieberman

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Number   Property Name
--------------------   -----------------------------------------------
                   2   Continental Towers
                   9   Timberlake and Glades Apartments Portfolio
               9.001   Timberlake Apartments
               9.002   The Glades Apartments
                  11   Intergraph Corporate Campus
                  14   Quality King - Ronkonkoma Portfolio
              14.001   2060 Ninth Avenue
              14.002   201 Comac Street
              14.003   2145 Ninth Avenue
                  15   International Plaza
                  18   900 Circle 75 Parkway
                  19   Pheasant Run Resort
                  26   El Dorado Pointe Apartments
                  28   North Bay Village
                  31   Preferred Freezer
                  32   Monterey Oaks Corporate Park
                  34   Manoa Marketplace
                  35   INS I & II
                  37   Evergreen Marketplace
                  41   Research Park Office Portfolio
                  47   Twin Lakes
                  49   Kandi Mall
                  52   Ronler Corporate Center
                  69   Wesco Self Storage
                  72   Columbus Multifamily Portfolio
              72.001   Greystone at Green Island Oaks
              72.002   Greystone at Maple Ridge
                  73   Midway Plaza
                  76   The Overland Park Village Apartments
                  79   Young's Bay Plaza
                  80   Youngstown Shopping Center
                  82   JC Penney Outlet Store
                  83   The Carnival Flea Market
                  88   International Paper Distribution - Marianna, FL
                  96   International Paper - Kentwood, MI
                  97   Storage Express - Lancaster, CA
                  98   Eastern Commons
                 103   USA Managed Care Building
                 104   StorQuest Self Storage - Oxnard, CA
                 105   Best Western - Philadelphia, PA
                 107   Siena Canyon Square
                 108   Concord Town Center Portfolio
             108.001   Concord Town Center
             108.002   Anchor Bank
                 109   Willow Grove - Extra Space Self Storage
                 110   Holiday Inn Express - Griffin, GA
                 113   Fieldcrest III Apartments
                 114   Lumberton On The Lake
                 116   Haverty's Square Retail Center
                 117   Storage America Center
                 120   Harbor Towers
                 121   Southgate Shopping Center
                 122   Portsmouth Business Center
                 123   Mission Towers
                 124   The Fountains
                 126   Value City Furniture
                 131   Fieldcrest I Apartments
                 132   Advance Auto Stores - Biltmore Portfolio
             132.001   Advance Auto - Fayetteville, NC
             132.002   Advance Auto - Henderson, NC
             132.003   Advance Auto - Wake Forest, NC
             132.004   Advance Auto - Kinston, NC
                 139   350 Long Beach
                 140   The Shoppes on Shugart Shopping Center
                 141   Fieldcrest II Apartments
                 143   Park Lane Shopping Center
                 149   Rothwood Apartments
                 152   St. Anthony Village
                 153   Woodland Crossing Shopping Center
                 155   5396 School Road
                 165   Atwood Plaza

Mortgage Loan Number   Address                                                  City                          State   Zip Code
--------------------   ------------------------------------------------------   ---------------------------   -----   --------
                   2   1701 West Golf Road                                      Rolling Meadows               IL         60008
                   9   Various                                                  Altamonte Springs             FL         32714
               9.001   686 Jamestown Boulevard"                                 Altamonte Springs             FL         32714
               9.002   651 Glades Circle                                        Altamonte Springs             FL         32714
                  11   170 Graphics Drive                                       Madison                       AL         35758
                  14   Various                                                  Ronkonkoma                    NY         11779
              14.001   2060 Ninth Avenue                                        Ronkonkoma                    NY         11779
              14.002   201 Comac Street                                         Ronkonkoma                    NY         11779
              14.003   2145 Ninth Avenue                                        Ronkonkoma                    NY         11779
                  15   7900 International Drive                                 Bloomington                   MN         55425
                  18   900 Circle 75 Parkway SE                                 Atlanta                       GA         30339
                  19   4051 East Main Street                                    St. Charles                   IL         60174
                  26   12159 Calle Sombra Avenue                                Moreno Valley                 CA         92557
                  28   26381 S. Tamiami Trail                                   Bonita Springs                FL         34134
                  31   45 Campanelli Drive                                      Westfield                     MA         01085
                  32   5700 South Mopac Expressway                              Austin                        TX         78749
                  34   2851 E. Manoa Road and 2750-2764 Woodlawn Drive          Honolulu                      HI         96822
                  35   1709 Zoy Street & 1717 Zoy Street                        Harlingen                     TX         78550
                  37   3307 Evergreen Way                                       Washougal                     WA         98671
                  41   1901 & 2001 South First Street                           Champaign                     IL         61820
                  47   777 N.W. 155th Lane                                      Miami Dade                    FL         33169
                  49   1605 South First Street                                  Willmar                       MN         56201
                  52   23215, 23225, 23235, 23245 Northwest Evergreen Parkway   Hillsboro                     OR         97124
                  69   19106 Normandie Avenue                                   Torrance                      CA         90502
                  72   Various                                                  Columbus                      GA      Various
              72.001   6201 River Road                                          Columbus                      GA         31904
              72.002   7777 Schomburg Road                                      Columbus                      GA         31909
                  73   12909 Midway Road and 2707 Stemmons Freeway              Dallas                        TX         75244
                  76   10230 Grandview Street                                   Overland Park                 KS         66212
                  79   107-161 South Highway 101                                Warrenton                     OR         97146
                  80   1411 East Tenth Street                                   Jeffersonville                IN         47130
                  82   9495 West 75th Street                                    Overland Park                 KS         66204
                  83   5238 West Atlantic Avenue                                Delray Beach                  FL         33484
                  88   2490 Commerce Drive                                      Marianna                      FL         32448
                  96   4140 East Paris Avenue SE                                Kentwood                      MI         49512
                  97   2103 West Avenue J                                       Lancaster                     CA         93536
                  98   10585 & 10575 S. Eastern Avenue                          Henderson                     NV         89052
                 103   7301 North 16th Street                                   Phoenix                       AZ         85020
                 104   1781 Jones Way                                           Oxnard                        CA         93033
                 105   235 Chestnut Street                                      Philadelphia                  PA         19106
                 107   9360 W. Tropicana Avenue                                 Las Vegas                     NV         89147
                 108   Various                                                  Various                       WI      Various
             108.001   W3192 County Road KK                                     Town of Buchanan (Appleton)   WI         54915
             108.002   N64 W35968 Silver Spring Road                            Sussex                        WI         53089
                 109   72 York Road                                             Willow Grove                  PA         19090
                 110   1900 North Expressway                                    Griffin                       GA         30223
                 113   31 Trillium Circle                                       Dothan                        AL         36301
                 114   187 South LHS Drive                                      Lumberton                     TX         77657
                 116   6701 & 6711 Glenwood Avenue                              Raleigh                       NC         27612
                 117   560 Bank Street                                          Waterbury                     CT         06708
                 120   One New Haven Avenue                                     Milford                       CT         06460
                 121   14255-14275 Eureka Road                                  Southgate                     MI         48195
                 122   300 & 400 PortCentre Parkway                             Portsmouth                    VA         23704
                 123   27209-27225 Camp Plenty Road                             Santa Clarita                 CA         91340
                 124   300-324 W. Edmond Road, 401-441 S. Fretz Avenue          Edmond                        OK         73003
                 126   4771 South 27th Street                                   Greenfield                    WI         53221
                 131   31 Trillium Circle                                       Dothan                        AL         36301
                 132   Various                                                  Various                       NC      Various
             132.001   7790 South Raeford Road                                  Fayetteville                  NC         28304
             132.002   400 Prosperity Drive                                     Henderson                     NC         27536
             132.003   2117 South Main Street                                   Wake Forest                   NC         27587
             132.004   301 West Vernon Avenue                                   Kinston                       NC         28501
                 139   350 Long Beach Boulevard                                 Stratford                     CT         06615
                 140   785 Shugart Road                                         Dalton                        GA         30720
                 141   31 Trillium Circle                                       Dothan                        AL         36301
                 143   507 and 600-620 Park Lane                                Chillicothe                   MO         64601
                 149   600 Rothwood Avenue                                      Madison                       TN         37115
                 152   2702-2720 Highway 88                                     Saint Anthony                 MN         55418
                 153   7101-7115 South Memorial Drive                           Tulsa                         OK         74133
                 155   5396 School Road                                         New Port Richey               FL         34652
                 165   730 East Charles Page Boulevard                          Sand Springs                  OK         74063

Mortgage Loan Number   Cut-Off Date Loan Balance ($)   Monthly P&I Payments ($)   Mortgage Rate
--------------------   -----------------------------   ------------------------   -------------
                   2                     115,000,000                         IO         5.86400%
                   9                      54,000,000                         IO         5.64400%
               9.001
               9.002
                  11                      45,000,000                    271,391         6.05500%
                  14                      37,402,955                    235,154         6.42400%
              14.001
              14.002
              14.003
                  15                      36,000,000                         IO         5.88000%
                  18                      31,200,000                    194,199         6.35300%
                  19                      29,000,000                    169,992         5.79100%
                  26                      25,900,000                         IO         6.13100%
                  28                      23,500,000                    141,408         6.03400%
                  31                      20,240,000                    125,782         6.33800%
                  32                      20,200,000                    123,195         6.16000%
                  34                      19,958,321                    150,812         6.54800%
                  35                      19,845,827                    123,043         6.26600%
                  37                      19,000,000                         IO         5.75500%
                  41                      16,400,000                     97,789         5.94900%
                  47                      15,200,000                     88,896         5.77000%
                  49                      14,800,000                     92,652         6.40800%
                  52                      14,325,000                     87,179         6.14000%
                  69                      10,000,000                         IO         7.30500%
                  72                       9,540,000                     56,809         5.93660%
              72.001
              72.002
                  73                       9,364,078                     71,017         6.66800%
                  76                       9,160,000                     56,406         6.25100%
                  79                       8,350,000                         IO         5.82300%
                  80                       8,280,000                     46,816         5.46200%
                  82                       8,100,000                     48,824         6.05000%
                  83                       8,000,000                     51,789         6.05000%
                  88                       7,600,000                         IO         6.16000%
                  96                       6,300,000                     37,841         6.01700%
                  97                       6,000,000                     36,955         6.25300%
                  98                       5,679,581                     34,597         6.11500%
                 103                       5,500,000                     32,975         6.00000%
                 104                       5,250,000                         IO         6.15000%
                 105                       5,194,987                     31,737         6.16700%
                 107                       4,900,000                     29,741         6.11500%
                 108                       4,850,000                     28,553         5.83100%
             108.001
             108.002
                 109                       4,800,000                         IO         5.71200%
                 110                       4,718,531                     31,433         6.34000%
                 113                       4,315,000                     25,668         5.92700%
                 114                       4,300,000                     24,685         5.60000%
                 116                       4,230,000                     25,576         6.07900%
                 117                       4,200,000                         IO         5.87100%
                 120                       4,100,000                     24,345         5.91000%
                 121                       4,000,000                     24,942         6.37000%
                 122                       3,992,768                     24,111         6.05000%
                 123                       3,983,686                     25,125         6.44000%
                 124                       3,940,000                     23,846         6.08800%
                 126                       3,825,000                     22,771         5.93400%
                 131                       3,600,000                     21,415         5.92700%
                 132                       3,547,290                     23,791         6.35900%
             132.001
             132.002
             132.003
             132.004
                 139                       3,300,000                     18,223         5.25000%
                 140                       3,295,003                     19,544         5.72000%
                 141                       3,240,000                     19,274         5.92700%
                 143                       3,200,000                     19,514         6.15900%
                 149                       2,700,000                     16,584         6.22700%
                 152                       2,650,000                     15,880         5.99500%
                 153                       2,510,000                     14,918         5.91900%
                 155                       2,250,000                     13,523         6.02300%
                 165                       1,100,000                         IO         6.09200%

Mortgage Loan Number   Remaining Term to Maturity or ARD (Mos.)   Maturity Date or ARD
--------------------   ----------------------------------------   --------------------
                   2                                        120               12/01/16
                   9                                         59               11/05/11
               9.001
               9.002
                  11                                         84               12/01/13
                  14                                        117               09/01/16
              14.001
              14.002
              14.003
                  15                                        118               10/01/16
                  18                                        175               07/01/21
                  19                                        120               12/01/16
                  26                                         59               11/01/11
                  28                                        118               10/01/16
                  31                                        120               12/01/16
                  32                                        116               08/01/16
                  34                                        146               02/01/19
                  35                                        114               06/01/16
                  37                                        119               11/01/16
                  41                                        117               09/01/16
                  47                                        120               12/01/16
                  49                                         57               09/01/11
                  52                                         56               08/01/11
                  69                                         58               10/01/11
                  72                                        118               10/01/16
              72.001
              72.002
                  73                                        238               10/01/26
                  76                                        117               09/01/16
                  79                                        119               11/01/16
                  80                                        106               10/01/15
                  82                                        117               09/01/16
                  83                                         60               12/01/11
                  88                                         56               08/01/11
                  96                                        119               11/01/16
                  97                                        115               07/01/16
                  98                                        116               08/01/16
                 103                                        119               11/01/16
                 104                                         60               12/01/11
                 105                                        119               11/01/16
                 107                                        115               07/01/16
                 108                                        120               12/01/16
             108.001
             108.002
                 109                                         60               12/01/11
                 110                                        119               11/01/16
                 113                                        120               12/01/16
                 114                                        120               12/01/16
                 116                                        116               08/01/16
                 117                                         60               12/01/11
                 120                                        120               12/01/16
                 121                                        115               07/01/16
                 122                                        118               10/01/16
                 123                                        115               07/01/16
                 124                                        120               12/01/16
                 126                                        119               11/01/16
                 131                                        120               12/01/16
                 132                                        115               07/01/16
             132.001
             132.002
             132.003
             132.004
                 139                                        102               06/01/15
                 140                                        101               05/01/15
                 141                                        120               12/01/16
                 143                                        119               11/01/16
                 149                                         56               08/01/11
                 152                                        120               12/01/16
                 153                                        120               12/01/16
                 155                                        118               10/01/16
                 165                                        119               11/01/16

Mortgage Loan Number   Remaining Amort Term (Mos.) for Balloon Mortgage Loan   Interest Accrual Method
--------------------   -----------------------------------------------------   -----------------------
                   2                                                      IO                Actual/360
                   9                                                      IO                Actual/360
               9.001
               9.002
                  11                                                     360                Actual/360
                  14                                                     357                Actual/360
              14.001
              14.002
              14.003
                  15                                                      IO                Actual/360
                  18                                                     360                Actual/360
                  19                                                     360                Actual/360
                  26                                                      IO                Actual/360
                  28                                                     360                Actual/360
                  31                                                     360                Actual/360
                  32                                                     360                Actual/360
                  34                                                     239                Actual/360
                  35                                                     354                Actual/360
                  37                                                      IO                Actual/360
                  41                                                     360                Actual/360
                  47                                                     360                Actual/360
                  49                                                     360                Actual/360
                  52                                                     360                Actual/360
                  69                                                      IO                Actual/360
                  72                                                     360                Actual/360
              72.001
              72.002
                  73                                                                        Actual/360
                  76                                                     360                Actual/360
                  79                                                      IO                Actual/360
                  80                                                     360                Actual/360
                  82                                                     360                Actual/360
                  83                                                     300                Actual/360
                  88                                                      IO                Actual/360
                  96                                                     360                Actual/360
                  97                                                     360                Actual/360
                  98                                                     356                Actual/360
                 103                                                     360                Actual/360
                 104                                                      IO                Actual/360
                 105                                                     359                Actual/360
                 107                                                     360                Actual/360
                 108                                                     360                Actual/360
             108.001
             108.002
                 109                                                      IO                Actual/360
                 110                                                     299                Actual/360
                 113                                                     360                Actual/360
                 114                                                     360                Actual/360
                 116                                                     360                Actual/360
                 117                                                      IO                Actual/360
                 120                                                     360                Actual/360
                 121                                                     360                Actual/360
                 122                                                     358                Actual/360
                 123                                                     355                Actual/360
                 124                                                     360                Actual/360
                 126                                                     360                Actual/360
                 131                                                     360                Actual/360
                 132                                                     295                Actual/360
             132.001
             132.002
             132.003
             132.004
                 139                                                     360                Actual/360
                 140                                                     341                Actual/360
                 141                                                     360                Actual/360
                 143                                                     360                Actual/360
                 149                                                     360                Actual/360
                 152                                                     360                Actual/360
                 153                                                     360                Actual/360
                 155                                                     360                Actual/360
                 165                                                      IO                Actual/360

Mortgage Loan Number  Loan Administrative Cost Rate   Master Servicing Fee Rate   Ground Lease  Mortgage Loan Seller  Originator
--------------------  -----------------------------   -------------------------   ------------  --------------------  ----------
                   2                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                   9                        0.03080%                    0.03000%             N             CWCapital   CWCapital
               9.001                                                                         N
               9.002                                                                         N
                  11                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  14                        0.03080%                    0.03000%             N             CWCapital   CWCapital
              14.001                                                                         N
              14.002                                                                         N
              14.003                                                                         N
                  15                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  18                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  19                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  26                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  28                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  31                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  32                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  34                        0.03080%                    0.03000%             Y             CWCapital   CWCapital
                  35                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  37                        0.08080%                    0.08000%             N             CWCapital   CWCapital
                  41                        0.03080%                    0.03000%             Y             CWCapital   CWCapital
                  47                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  49                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  52                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  69                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  72                        0.03080%                    0.03000%             N             CWCapital   CWCapital
              72.001                                                                         N
              72.002                                                                         N
                  73                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  76                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  79                        0.08080%                    0.08000%             N             CWCapital   CWCapital
                  80                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  82                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  83                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  88                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  96                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  97                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                  98                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 103                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 104                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 105                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 107                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 108                        0.03080%                    0.03000%             N             CWCapital   CWCapital
             108.001                                                                         N
             108.002                                                                         N
                 109                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 110                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 113                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 114                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 116                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 117                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 120                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 121                        0.03080%                    0.03000%             Y             CWCapital   CWCapital
                 122                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 123                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 124                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 126                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 131                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 132                        0.03080%                    0.03000%             N             CWCapital   CWCapital
             132.001                                                                         N
             132.002                                                                         N
             132.003                                                                         N
             132.004                                                                         N
                 139                        0.03080%                    0.03000%             N             CWCapital     LaSalle
                 140                        0.03080%                    0.03000%             N             CWCapital     LaSalle
                 141                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 143                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 149                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 152                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 153                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 155                        0.03080%                    0.03000%             N             CWCapital   CWCapital
                 165                        0.03080%                    0.03000%             N             CWCapital   CWCapital

Mortgage Loan Number   Defeasance Loan   Cross Collateralized and Cross Defaulted Loan Flag   Letter of Credit In-Place   ARD Loan
--------------------   ---------------   --------------------------------------------------   -------------------------   --------
                   2                 Y                                                    N                           N          N
                   9                 N                                                    N                           N          Y
               9.001
               9.002
                  11                 Y                                                    N                           N          Y
                  14                 Y                                                    N                           N          N
              14.001
              14.002
              14.003
                  15                 Y                                                    N                           N          N
                  18                 Y                                                    N                           N          Y
                  19                 Y                                                    N                           N          N
                  26                 N                                                    N                           N          N
                  28                 Y                                                    N                           N          N
                  31                 Y                                                    N                           N          Y
                  32                 N                                                    N                           N          Y
                  34                 Y                                                    N                           N          N
                  35                 Y                                                    N                           N          Y
                  37                 Y                                                    N                           N          N
                  41                 Y                                                    N                           N          N
                  47                 Y                                                    N                           N          N
                  49                 Y                                                    N                           N          Y
                  52                 N                                                    N                           Y          N
                  69                 N                                                    N                           N          N
                  72                 Y                                                    N                           N          N
              72.001
              72.002
                  73                 N                                                    N                           N          N
                  76                 Y                                                    N                           N          N
                  79                 Y                                                    N                           N          N
                  80                 N                                                    N                           N          N
                  82                 Y                                                    N                           N          Y
                  83                 Y                                                    N                           N          N
                  88                 Y                                                    N                           N          N
                  96                 Y                                                    N                           N          Y
                  97                 N                                                    N                           N          N
                  98                 Y                                                    N                           N          N
                 103                 Y                                                    N                           N          N
                 104                 N                                                    N                           N          N
                 105                 Y                                                    N                           N          N
                 107                 Y                                                    N                           N          N
                 108                 Y                                                    N                           N          N
             108.001
             108.002
                 109                 N                                                    N                           N          N
                 110                 Y                                                    N                           N          N
                 113                 N                                                    N                           N          N
                 114                 Y                                                    N                           N          N
                 116                 Y                                                    N                           N          Y
                 117                 N                                                    N                           N          N
                 120                 Y                                                    N                           N          Y
                 121                 Y                                                    N                           N          N
                 122                 Y                                                    N                           N          Y
                 123                 Y                                                    N                           N          N
                 124                 Y                                                    N                           N          N
                 126                 N                                                    N                           N          Y
                 131                 N                                                    N                           N          N
                 132                 Y                                                    N                           N          Y
             132.001
             132.002
             132.003
             132.004
                 139                 Y                                                    N                           N          N
                 140                 Y                                                    N                           N          N
                 141                 N                                                    N                           N          N
                 143                 N                                                    N                           N          N
                 149                 Y                                                    N                           N          N
                 152                 Y                                                    N                           N          N
                 153                 Y                                                    N                           N          N
                 155                 Y                                                    N                           N          N
                 165                 Y                                                    N                           N          N

Mortgage Loan Number   Anticipated Repayment Date
--------------------   --------------------------
                   2
                   9                     11/05/11
               9.001
               9.002
                  11                     12/01/13
                  14
              14.001
              14.002
              14.003
                  15
                  18                     07/01/21
                  19
                  26
                  28
                  31                     12/01/16
                  32                     08/01/16
                  34
                  35                     06/01/16
                  37
                  41
                  47
                  49                     09/01/11
                  52
                  69
                  72
              72.001
              72.002
                  73
                  76
                  79
                  80
                  82                     09/01/16
                  83
                  88
                  96                     11/01/16
                  97
                  98
                 103
                 104
                 105
                 107
                 108
             108.001
             108.002
                 109
                 110
                 113
                 114
                 116                     08/01/16
                 117
                 120                     12/01/16
                 121
                 122                     10/01/16
                 123
                 124
                 126                     11/01/16
                 131
                 132                     07/01/16
             132.001
             132.002
             132.003
             132.004
                 139
                 140
                 141
                 143
                 149
                 152
                 153
                 155
                 165

Mortgage Loan Number                                                                  If ARD loan, Additional Interest Rate
--------------------   ----------------------------------------------------------------------------------------------------
                   2
                   9   Greater of initial interest rate plus 3% or the Treasury Rate plus 3%--264,335.70 MDS during hyperam
               9.001
               9.002
                  11                                  Greater of initial interest rate plus 3% or the Treasury Rate plus 3%
                  14
              14.001
              14.002
              14.003
                  15
                  18                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  19
                  26
                  28
                  31                                  Greater of initial interest rate plus 3% or the Treasury Rate plus 3%
                  32                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  34
                  35                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  37
                  41
                  47
                  49                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  52
                  69
                  72
              72.001
              72.002
                  73
                  76
                  79
                  80
                  82                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  83
                  88
                  96                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                  97
                  98
                 103
                 104
                 105
                 107
                 108
             108.001
             108.002
                 109
                 110
                 113
                 114
                 116                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                 117
                 120                                  Greater of initial interest rate plus 3% or the Treasury Rate plus 3%
                 121
                 122                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                 123
                 124
                 126                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
                 131
                 132                    Greater of initial interest rate plus 3% or the Extended Term Treasury Rate plus 3%
             132.001
             132.002
             132.003
             132.004
                 139
                 140
                 141
                 143
                 149
                 152
                 153
                 155
                 165

Mortgage Loan Number   Serviced Loan Combination?
--------------------   --------------------------
                   2                            N
                   9                            N
               9.001
               9.002
                  11                            N
                  14                            N
              14.001
              14.002
              14.003
                  15                            N
                  18                            N
                  19                            N
                  26                            N
                  28                            N
                  31                            N
                  32                            N
                  34                            N
                  35                            N
                  37                            N
                  41                            N
                  47                            N
                  49                            N
                  52                            N
                  69                            N
                  72                            N
              72.001
              72.002
                  73                            N
                  76                            N
                  79                            N
                  80                            N
                  82                            N
                  83                            N
                  88                            N
                  96                            N
                  97                            N
                  98                            N
                 103                            N
                 104                            N
                 105                            N
                 107                            N
                 108                            N
             108.001
             108.002
                 109                            N
                 110                            N
                 113                            N
                 114                            N
                 116                            N
                 117                            N
                 120                            N
                 121                            N
                 122                            N
                 123                            N
                 124                            N
                 126                            N
                 131                            N
                 132                            N
             132.001
             132.002
             132.003
             132.004
                 139                            N
                 140                            N
                 141                            N
                 143                            N
                 149                            N
                 152                            N
                 153                            N
                 155                            N
                 165                            N

                                    EXHIBIT B

                  Mortgage Loan Representations and Warranties

            1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

            4) Lien; Valid Assignment. None of the matters referred to in clauses (B), (C) or (D) of the definition of "Permitted Liens" (as defined below), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first lien security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in personal property located on the Mortgaged Property that is owned by the Mortgagor and either (i) is reasonably necessary to operate the Mortgaged Property or (ii) is (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest or a sale and leaseback financing arrangement in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      "Permitted Liens" shall mean, (A) the lien for current real estate taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related mortgagee's title insurance policy, (C) exceptions and exclusions specifically referred to in such mortgagee's title insurance policy, (D) other matters to which like properties are commonly subject and (E) the lien created through the cross-collateralization of the Mortgage Loan with another Mortgage Loan.

            5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

            6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to CWCapital Investments LLC, or an affiliate.

            7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property and do not encroach on any third party easements on the Mortgaged Property, except for encroachments that are insured against by the mortgagee's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

            8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) mortgagee's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Liens. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

            9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

            10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph
      13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11) Trustee under Deed of Trust. If any Mortgage is a deed of trust,
      (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

            12) Environmental Conditions.

                  i) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment (meeting American Society for Testing and Materials standards), or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action, or (iii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iv) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos containing materials ("ACM") and, if the related Mortgaged Property is a multifamily property, with respect to radon gas ("RG") and lead based paint ("LBP") and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or
            (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                  ii) With respect to the Mortgaged Properties securing the
            Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                  iii) "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

            13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

            14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence; and (e) if the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If a seismic report concluded that the PML on a Mortgaged Property would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

            15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

            16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

            17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

                  i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

                  ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Liens;

                  iii) The Mortgagor's interest in such Ground Lease is
            assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
            Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

                  iv) Such Ground Lease is in full force and effect, and the
            Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                  v) Such Ground Lease or an estoppel letter or other agreement,
            (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

                  vi) A mortgagee is permitted a reasonable opportunity
            (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

                  viii) Under the terms of such Ground Lease and the related
            Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  ix) Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

                  x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease or if such Ground Lease is rejected in a bankruptcy proceeding.

            18) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

            19) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

            20) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

            21) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

            22) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

            23) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

            24) Releases of Mortgaged Property. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property,
      (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule B-1 hereto, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

            25) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment
      Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

            26) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

            27) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

            28) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

            29) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

            30) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits, or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            31) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

            32) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

            33) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

            34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

            35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold, or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

            36) Single Purpose Entity. Each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million requires the Mortgagor to be for at least as long as the Mortgage Loan is outstanding and, to the Seller's knowledge, each such Mortgagor is, a Single Purpose Entity, the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $15 million provide that the Mortgagor is a Single Purpose Entity and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $15 million or less, its organizational documents or Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage
      Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

            37) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds, or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

            38) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the mortgagee incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the mortgagee associated with the approval of an assumption of such Mortgage Loan.

            39) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

            40) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

            41) Utilities. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            42) Single Asset REMIC. With respect to each of the single asset REMICs, there has been no amendment, waiver, impairment, alteration, or modification to any provision of the related REMIC declaration or to any provisions of the related Mortgage Loan documents since the startup day of the single asset REMIC. With respect to each of the single asset REMICs, the single asset REMIC has been administered, the related Mortgage Loan has been serviced, and each provision of the related REMIC declaration has been complied with in a manner such that the single asset REMIC has not failed to qualify as a REMIC for federal income tax purposes at any time since the Startup Day.

            43) Separate Tax Lots. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

            44) No Fraud. In the origination and servicing of the Mortgage Loan, neither the Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

      For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller
(i) after the Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition of the particular Mortgage Loan; and (ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including knowledge of a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Seller, to the extent that the Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, mortgagee's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or to any action which has not been taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                  Schedule B-1

                Mortgage Loans Permitting Property Substitutions

                                      NONE

                                    EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                  Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement for CWCapital.

Annex A
ID#                  Mortgage Loan                    Exception
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 4: Lien; Valid Assignment
---------------------------------------------------------------------------------------------------------------------
41                   Research Park Office             The ground is owned by the Board of Trustees of the
                     Portfolio                        University of Illinois and is subject to a ground lease with
                                                      Illinois Research Park LLC, which in turn has signed a
                                                      sub-ground lease with the borrower.

155                  5396 School Road                 The building encroaches on a utility easement. The Mortgage
                                                      Loan is recourse to the borrower and guarantors for losses related to the easement. Borrower is required to have such easement removed within one year of the loan closing date or a cash flow sweep will commence.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 7: Condition of Property; Condemnation

2                    Continental Towers               The City of Chicago plans to add another lane to the existing road that will require a condemnation of a portion of land from the Mortgaged Property.

73                   Midway Plaza                     The Texas Department of Transportation ("DOT") is in the
                                                      process of condemning a 4,562 square foot portion of the
                                                      Mortgaged Property. The condemnation parcel is located at the corner of the Mortgaged Property and does not affect any
                                                      structures and does not adversely affect zoning.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 12: Environmental Conditions

11                   Intergraph Corporate Campus      The Mortgaged Property was the subject of a Phase I
                                                      environmental site assessment which disclosed the presence of ground metals at Building #16 and an underground storage tank on the premises in the vicinity of Building #19. Pursuant to such assessment, the borrower is required to either demolish
                                                      Building #16 or remediate the above-ground metals problems as disclosed in the Phase I report. In addition, the borrower is required within 6 months of the loan closing, to remove the underground storage tank. The borrower did not provide
                                                      environmental insurance or additional security in connection with such remediations.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 14: Insurance

                     Various                          The Mortgage Loan documents generally require property
                                                      insurance against loss customarily included under an "all
                                                      risk" property insurance policy but certain "all risk"
                                                      policies do not specifically cover lightning, windstorm,
                                                      hail, explosion, riot, riot attending a strike, civil
                                                      commotion, aircraft, vehicles and smoke and/or may
                                                      specifically exclude windstorm or other such coverage.

                                                      Certain of the Mortgage Loan documents may limit terrorism insurance coverage to the extent such coverage is
                                                      commercially available for similarly situated properties
                                                      and/or on commercially reasonable terms. Certain of the
                                                      Mortgage Loan documents provide limits on the insurance
                                                      premium amount the related borrower is required to spend for terrorism insurance. Certain of the loan documents do not
                                                      specifically require terrorism insurance be maintained.

37                   Evergreen Marketplace            Casualty proceeds with respect to the premises occupied by
                                                      Safeway, Longs, Riverview and Jack in the Box are to be
                                                      applied in accordance with the respective leases. The
                                                      existing insurance, issued by Affiliated FM Insurance Company and Travelers Property Casualty, is approved and does not
                                                      have such a claims paying rating.

73                   Midway Plaza                     Certain insurance proceeds under the Wal-Mart Ground Lease and the 2707 Stemmons Ground Lease are payable to the tenants to the extent that the tenants own the improvements, and the tenants are not always required to rebuild.

82                   JC Penney Outlet Store           Under the mortgage the borrower is not required to provide any additional insurance above and beyond that provided by JC
                                                      Penney pursuant to the JC Penney lease for so long as (a) JC
                                                      Penney remains the tenant under the JC Penney lease, (b) JC
                                                      Penney obtains and maintains the insurance required under the terms of its lease and (c) the borrower delivers to the
                                                      lender certificates evidencing the renewal of such insurance policies as described in the Mortgage Loan documents.

88                   International Paper              Under the mortgage the borrower is not required to provide
                     Distribution                     any additional insurance above and beyond that provided by
                                                      International Paper pursuant to the International Paper lease for so long as (a) International Paper remains the tenant under the International Paper lease, (b) International Paper obtains and maintains the insurance required under the terms of its lease and (c) the borrower delivers to the lender certificates evidencing the renewal of such insurance policies as described in the Mortgage Loan documents.

132                  Advance Auto Stores -            Each tenant located at its respective Mortgaged Property is
                     Biltmore Portfolio               required to obtain and maintain (and borrower agrees to cause each such tenant to obtain and maintain at all times while the Mortgage Loan is outstanding) all property insurance at such Mortgaged Property, at least in the amounts required by and in all respect complying with the requirements of the
                                                      Mortgage. Borrower is required to maintain all liability
                                                      insurance required by, and in all respect complying with the requirements of the Mortgage. Guarantors have guaranteed any deficiencies under such tenant's insurance coverage.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17 (iii): Leasehold Estate

41                   Research Park Office             The lender may succeed to the interest of borrower under the
                     Portfolio                        Ground Lease without any consent from or approval of the
                                                      ground lessor. However, with respect to any other party, as a result of foreclosure proceedings or otherwise, ground lessor consent is required, which consent may not be unreasonably withheld.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17 (iv): Leasehold Estate

41                   Research Park Office             In the event of any modification of the sub-ground lease, (i)
                     Portfolio                        the borrower's possession of the Mortgaged Property under the sub-ground lease will not be disturbed as a result of such modification, (ii) any rights of the borrower will not be
                                                      diminished as a result of such modification and (iii) lessor is required to recognize the sub-ground lease and borrower's rights thereunder.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17 (vii): Leasehold Estate
---------------------------------------------------------------------------------------------------------------------

34                   Manoa Marketplace                The Ground Lease has an original term which extends ten years beyond the Stated Maturity Date of the Mortgage Loan.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17 (viii): Leasehold Estate

41                   Research Park Office             Any casualty insurance proceeds has to be used by borrower to
                     Portfolio                        rebuild the Mortgaged Property. Mortgagee does not have the right to hold and disburse such proceeds as the repair and restoration progress. The prime lessor has the right to hold and disburse such proceeds.

121                  Southgate Shopping Center        Awards arising from a taking of the leasehold improvements belong to borrower, but if arising from a total or partial taking of the leased premises (including borrower's leasehold interest therein) belong to lessor.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 17 (x): Leasehold Estate

41                   Research Park Office             In the event of termination of the Ground Lease, borrower's
                     Portfolio                        possession of the Mortgaged Property under the sub-ground
                                                      lease will not be disturbed as a result of such termination.
                                                      All rights of borrower will not be diminished or affected and landlord is required to recognize the sub-ground lease and the borrower's rights thereunder.

                                                      In the event of termination of the sub-ground lease as a
                                                      result of a non-monetary default, lessor is required to enter into a new lease with the mortgagee for the remainder of the term and upon the same existing terms of the sub-ground
                                                      lease. In the event of termination of the sub-ground lease as a result of a monetary default, lessor is under no obligation to enter into a new lease with the mortgagee.
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 24: Releases of Mortgaged Property

73                   Midway Plaza                     After the lockout period the borrower may request a partial release for the 2707 Stemmons parcel, subject to the payment of the greater of (i) 120% of the allocated loan amount for
                                                      2707 Stemmons, or the amount that would result in a minimum
                                                      DSCR as set forth in the related loan documents and (ii) a maximum LTV of 70%.

97                   Storage Express Lancaster        The borrower may obtain a release of an unimproved portion of the Mortgaged Property, in the event that borrower has not commenced construction of the additional improvements (as
                                                      defined in the related Mortgage Loan documents) by August 1,
                                                      2007, provided the borrower satisfy all obligations set forth under the related Mortgage Loan documents, including payment of the yield maintenance premium and all other amounts due to the lender
---------------------------------------------------------------------------------------------------------------------

Exception to Representation 26: No Material Default

140                  The Shoppes on Shugart           The borrower owns a vacant  parcel of land adjacent to the
                     Shopping Center                  Mortgaged Property. The Mortgage Loan documents require the borrower to transfer this adjacent parcel to a different
                                                      entity, within 300 days from the date of the mortgage. The 300 day time frame has expired and the borrower has not transferred the adjacent parcel.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 28: Local Law Compliance
---------------------------------------------------------------------------------------------------------------------

14                   Quality King                     Certain trailers and fences are currently located outside the boundary lines of the Mortgaged Property. To the extent that such trailers and fences are in violation of any applicable regulation, the borrower is obligated to remove them and with respect to the trailers (i) remove any violation and (ii)
                                                      obtain a variance from the applicable governmental body
                                                      within 90 days of receiving notice of such violation.
                                                      Borrower is under the obligation to indemnify lender for any claim or loss arising in connection with such trailers and fences.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 29: Junior Leans
---------------------------------------------------------------------------------------------------------------------

2                    Continental Towers               The Mortgaged Property is encumbered by a subordinate lien, evidenced by a subordinate note held by Prime Group Realty
                                                      L.P. ("Prime"), the sponsor of the Mortgage Loan, with an
                                                      outstanding balance of is $156,199,767 as of August 31, 2006.
                                                      Prime purchased the subordinate note for a purchase price of approximately $115 million from the prior lender.
                                                      Concurrently with the purchase, Prime was granted by the
                                                      owners of record a power of attorney which granted control of the Mortgaged Property to Prime. In addition, the owners of record entered into a property management agreement with a
                                                      Prime affiliate pursuant to which the Prime affiliate manages the property. All cash flow generated by the property is
                                                      controlled by Prime pursuant to the terms of its mortgage, subject to the terms of the Mortgage Loan. The subordinate debt matures on January 5, 2013, at which time it is
                                                      anticipated that Prime will acquire legal title to the
                                                      Mortgaged Property. In the event the owners of record are
                                                      able to perform any act or exercise any control of the
                                                      property not requested by Prime or prevent Prime from
                                                      acquiring legal title at maturity of the subordinate debt, then the Mortgage Loan will be fully recourse to Prime.
---------------------------------------------------------------------------------------------------------------------

Exceptions to Representation 30: Actions Concerning Mortgage Loans

2                    Continental Towers               The City of Chicago plans to add another lane to the existing road that will require a condemnation of a portion of land from the Mortgaged Property.

14                   Quality King                     A lawsuit for copyright and trademark infringement was filed against Quality king Distributors ("QKD"), Inc., the sole
                                                      tenant and others. Potential liability ranges from $900,000 to $30,000,000 depending on whether willfulness can be
                                                      established on the part of QKD. A lawsuit related to the
                                                      insurance policy is the subject of a separate litigation
                                                      which has been stayed pending determination of liability.
                                                      Discovery is pending.

73                   Midway Plaza                     The Texas DOT is in the process of condemning a 4,562 square foot portion of the LBJ Shopping Center property. The
                                                      condemnation parcel is located at the corner of the property and does not affect any structures and does not adversely
                                                      affect zoning.

Exception to Representation 35: Due on Sale

2                    Continental Towers               Without lender consent but subject to certain conditions
                                                      specified in the Mortgage Loan documents, so long as the
                                                      borrower is Continental Towers Associates III, L.L.C. and
                                                      Continental Towers, L.L.C., transfers to Prime or an
                                                      affiliate of Prime are permitted.

9                    Timberlake and Glades            Equity owners of the borrower incurred $3,000,000 of
                     Apartments Portfolio             mezzanine debt secured by the equity interest in the
                                                      borrower. The holder of the mezzanine debt has
                                                      entered into an intercreditor agreement
                                                      with the lender.

14                   Quality King                     Membership interests in the borrower have been pledged to
                                                      General Electric Capital Corporation pursuant to a pledge
                                                      agreement among SARG LLC, Glenn Nussdorf, Stephen Nussdorf,
                                                      Arlene Nussdorf and Ruth Nussdorf and GE. A default under the pledge agreement constitutes a default under the Mortgage
                                                      Loan.

                                                      The Mortgage Loan documents permit future mezzanine debt,
                                                      subject to the terms in the Mortgage Loan documents, including that the combined LTV is no greater than 85%, the combined
                                                      DSCR is no less than 1.0x and delivery of an acceptable
                                                      intercreditor agreement.

15                   International Plaza              Key Real estate Capital, Inc. ("KREEC") is permitted (i) to remove the managing member of the sole member of the borrower and to designate itself or KREF Special Member, LLC ("KREF")
                                                      to act as the managing member and (ii) to exercise an option to purchase the membership interest in the managing member.
                                                      Each constitutes a permitted transfer and is not subject to any assumption fee or application fee.

26                   El Dorado Pointe Apartments      Equity owners of the borrower incurred $6,140,000 of
                                                      mezzanine debt secured by the equity interest in the
                                                      borrower. The holder of the mezzanine debt has entered into an intercreditor agreement with the lender.

                                                      The Mortgage Loan documents permit future mezzanine debt up to $2,110,000, subject to the terms in the Mortgage Loan
                                                      documents.

28                   North Bay Village                The Mortgage Loan documents permit future mezzanine debt,
                                                      solely in connection with the borrower's obligation to
                                                      construct an additional at the Rob and Stucky premises,
                                                      pursuant to the lease, subject to, among other things, a
                                                      combined LTV not to exceed 85% and/or DSCR of at least 1.10x.

69                   Wesco Self Storage               Equity owners of the borrower incurred $2,500,000 of
                                                      mezzanine debt secured by the equity interest in the
                                                      borrower. The holder of the mezzanine debt has entered into an intercreditor agreement with the lender.

                                                      The Mortgage Loan documents permit future mezzanine debt up to $2,800,000, subject to the terms in the Mortgage Loan
                                                      documents.

47                   Twin Lakes                       The Mortgage Loan documents permit future mezzanine debt, in connection with capital expenditures on the Mortgaged
                                                      Property, subject to, among other things, provided, among
                                                      other things, the aggregate DSCR is at least 1.20x, the
                                                      aggregate LTV is not more than 85% and delivery of an
                                                      acceptable intercreditor agreement.

49                   Kandi Mall                       The Mortgage Loan documents permit the equity owners of a
                                                      permitted transferee to obtain purchase money mezzanine
                                                      financing from the borrower (as seller of the Mortgaged
                                                      Property), provided, among other things, the aggregate DSCR is at least 1.25x and the aggregate LTV is not more than 80%.

52                   Ronler Corp Center               The Mortgage Loan documents permit future mezzanine debt up to $1,000,000, for TI/LC expenses related to the leasing of vacant space at the Mortgaged Property, subject to the terms in the Mortgage Loan documents.

73                   Midway Plaza                     The Mortgage Loan documents permit mezzanine debt subject
                                                      conditions including that the aggregate LTV (based on the
                                                      Mortgaged Property and the Stemmons ground lease) does not exceed 80%, the minimum aggregate DSCR is at least 1.10x and if CWCapital is not the mezzanine lender, the mezzanine
                                                      lender must be a CWCapital-approved lender.

80                   Youngstown Shopping Center       The Mortgage Loan documents permit future mezzanine debt,
                                                      subject to the terms in the Mortgage Loan documents,
                                                      including that the combined LTV is no greater than 80%, the combined DSCR is no less than 1.15x and delivery of an
                                                      acceptable intercreditor agreement.

82                   JC Penney Outlet Store           The Mortgage Loan documents permit future mezzanine debt up to $400,000, subject to the terms in the Mortgage Loan
                                                      documents, provided that such indebtedness is subordinate to the Mortgage Loan and is not secured by the Mortgaged
                                                      Property.

88                   International Paper              The Mortgage Loan documents permit future mezzanine debt in
                     Distribution                     the event International Paper Company amends its lease for expansion, provided, among other things, the combined
                                                      DSCR is at least 1.10x and the combined LTV is not
                                                      more than 85%.

97                   Storage Express Lancaster        The Mortgage Loan documents permit future mezzanine debt,
                                                      subject to the terms in the Mortgage Loan documents,
                                                      including that the combined LTV is no greater than 85%, the combined DSCR is no less than 1.10x.

131                  Fieldcrest I, II & III           The Mortgage Loan documents permit future mezzanine debt,
                                                      subject to the terms in the Mortgage Loan documents,
                                                      including that the combined LTV is no greater than 85%, the combined DSCR is no less than 1.10x and delivery of an
                                                      acceptable intercreditor agreement.

143                  Park Lane Shopping Center        The Mortgage Loan documents provide that, in the event that the Mortgaged Property is sold to a third party and the note is assumed, future mezzanine debt financing is allowed,
                                                      subject to the terms in the Mortgage Loan documents,
                                                      including that the combined LTV is not greater than 80%, the combined DSCR exceeds 1.20x and delivery of an acceptable
                                                      intercreditor agreement.
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Exception to Representation 36: Single Purpose Entity

                     Various                          Certain special purpose entity borrowers may be recycled
                                                      entities who in the past were not in compliance with all of the special purpose entity requirements.

                     International Plaza -            Non-consolidation opinion requirement has been waived by
                     Pheasant Run Resort -            lender.
                     Monterey Oaks Corporate Park -
                     Preferred Freezer

76                   The Overland Park Village        The mortgage is revised to provide that borrower may
                     Apartments                       commingle funds and other assets of the borrower with those or property manager so long as such funds and other assets are separately accounted for and clearly identifiable.

140                  The Shoppes on Shugart           The borrower owns an adjacent, vacant  parcel of land, a well
                     Shopping Center                  as the Mortgaged Property.
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Exceptions to Representation 37: Non-Recourse Exceptions

2                    Continental Towers               The guarantor is Prime Group Realty, L.P.

9                    Timberlake and Glades            The guarantor is Greystar Financial, LLC.
                     Apartments Portfolio

14                   Quality King                     So long as no net worth/liquidity trigger exists with respect to QKD, the Guarantor (an individual) may substitute QKD as guarantor under the environmental indemnity.

18                   900 Circle 75 Parkway            The guarantor is B.F. Saul Real Estate Investment Trust.

35                   INS I&II                         The guarantor is Government Properties Trust.

52                   Ronler Corporate Center          The guarantor is BRCP Realty Fund II LP.

73                   Midway Plaza                     The guarantor is Prescott Interests, Ltd.

76                   The Overland Park Village        The guarantors are Doug Price Revocable Trust and Jon Price
                     Apartments                       Revocable Trust.

88                   International Paper              ECM Diversified Income and Growth Fund, LLC
                     Distribution

113                  Fieldcrest III Apartments        The guarantor is Aronov Capital, Inc.

139                  350 Long Beach                   The guarantor is a corporation.
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Exceptions to Representation 39: Defeasance

139                  350 Long Beach -                 The Mortgage Loan documents permit defeasance prior to the second anniversary of the Closing Date. However, the related
140                  The Shoppes on Shugart           Center loan seller agreed to repurchase the Mortgage
                     Shopping                         Loan if borrower defeases during such period.

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